FORM 8K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      SPECIAL REPORT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                              HERITAGE OAKS BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                  JULY 9, 2003




STATE  OF  INCORPORATION:                       California



I.R.S.  EMPLOYER  IDENTIFICATION  NO.:          77-0388249



ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:         545 12th Street
                                                Paso Robles, California  93446


REGISTRANT'S TELEPHONE NUMBER:                  (805) 239-5200


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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)  Exhibits

99.1# A press release relating to results of operations through the end of the second quarter ended June 30, 2003.


ITEM 9. REGULATION FD DISCLOSURE(THE FOLLOWING IS PROVIDED UNDER ITEM 12 OF FORM 8-K)

On July 9, 2003 Heritage Oaks Bancorp announced the results of operations through the end of the second Quarter ended June 30, 2003.


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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           Heritage Oaks Bancorp
                                           ---------------------
                                           (Registrant)



Date:  July 9, 2003


                                           /s/ Lawrence P. Ward

                                           Lawrence P. Ward
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)



Date:  July 9, 2003


                                           /s/ Margaret Torres

                                           Margaret Torres
                                           Chief Financial Officer
                                           (Principal Financial Officer)


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